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                                                                    EXHIBIT 4.16




                        Series C Cumulative Redeemable
                    Preferred Shares of Beneficial Interest
                                Par Value $0.01



THIS CERTIFICATE IS TRANSFERABLE IN
         NEW YORK, NEW YORK
     AND BOSTON, MASSACHUSETTS

                               SECURITY CAPITAL INDUSTRIAL TRUST

ORGANIZED UNDER THE LAWS
OF THE STATE OF MARYLAND
CUSIP 814138 40 0
SEE THE REVERSE FOR CERTAIN RESTRICTIONS

THIS CERTIFIES THAT


IS THE OWNER OF

fully paid and non-assessable Preferred Shares of Security Capital
Industrial Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Trust") transferable only on the books of the Trust by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate property endorsed.
     The Preferred Shares evidenced by this Certificate are subject to an Amended and Restated Declaration of Trust dated as of December 15, 1993, as amended from time to time, which Amended and Restated Declaration of Trust is filed and of record with the Maryland State Department of Assessments and Taxation and is hereby incorporated in and made a part of this Certificate. The holder hereof has no interest, legal or equitable, in any specific property of the Trust. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Trust and facsimile signatures of its duly authorized officers.

Dated:


       /s/ Thomas G. Wattles
       ----------------------             Countersigned and Registered:
                     Chairman                 THE FIRST NATIONAL BANK OF BOSTON
                                                               Transfer Agent
                                                               and Registrar

       /s/ Jeffrey A. Klopf               By  /s/ M. Dinzic
       ----------------------               ---------------------------------
                    SECRETARY                            Authorized Signature

SEAL MARYLAND
SECURITY CAPITAL INDUSTRIAL TRUST



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                       SECURITY CAPITAL INDUSTRIAL TRUST

     THE AMENDED AND RESTATED DECLARATION OF TRUST ON FILE IN THE OFFICE OF THE MARYLAND STATE DEPARTMENT OF ASSESSMENTS AND TAXATION SETS FORTH A FULL STATEMENT OF (A) ALL OF THE DESIGNATIONS, PREFERENCES, RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF SHARES AUTHORIZED TO BE ISSUED AND (B) THE AUTHORITY OF THE BOARD OF TRUSTEES TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF PREFERRED SHARES. THE TRUST WILL FURNISH A COPY OF SUCH STATEMENT TO ANY HOLDER OF SHARES WITHOUT CHARGE ON REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
      JT TEN - as joint tenants with the
               right of survivorship and not
               as tenants in common

     UNIF GIFT MIN ACT -
                         --------------------------------------
                         (Cust)                  (Minor)

                         under Uniform Gifts to Minors Act

                         --------------------------------------
                                       (State)

     UNIF TRF MIN ACT -
                         --------------------------------------
                         (Cust)                  (Minor)

                        (until age ___) under Uniform Transfers
                        to Minors Act

                        ---------------------------------------
                                       (State)


                                                          ----------------------
                                                                  (State)

       Additional abbreviations may be used though not in the above list.

For Value Received, _______________________hereby sell, assign and transfer unto


    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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_______________________________________________________Series C Preferred Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________________________________

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated____________________

                                       -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.